EXHIBIT 23.1


                                      CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in Form 8-K of the Transit Group, Inc. of our report dated March 5, 1998, on our audits of the combined financial statements of Certified Transport, Inc. and Venture Logistics, Inc. as of December 31, 1997 and 1996 and for the years then ended.





                                                 KATZ, SAPPER & MILLER, LLP
                                                 Certified Public Accountants

Indianapolis, Indiana
June 26, 1998